TERM LOAN NOTE


$4,750,000                                                         July 13, 2000
                                                           San Diego, California


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (the "Lender") the principal amount of Four Million Seven Hundred Fifty Thousand Dollars ($4,750,000), payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Term Loan Agreement, dated as of June 3, 1999, by and between the undersigned, as Borrower, and the Lender, as Lender (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the respective meanings given those terms in the Loan Agreement. This Term Loan Note (this "Note") is the "New Term Loan Note" referred to in the Loan Agreement, and the holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as follows:

                  (a) the undersigned shall make eight (8) equal consecutive monthly payments of $200,000 each, commencing on August 1, 2000 and continuing through and including March 1, 2001; and

                  (b) the undersigned shall pay the entire remaining unpaid principal balance of the Loans evidenced hereby, and all accrued and unpaid interest thereon, on the Term Loan Maturity Date.

         Interest shall be payable on the outstanding daily unpaid principal amount of the Loans evidenced hereby from the date thereof until payment in full and shall accrue and be payable at a rate per annum equal to the sum of (i) the Alternate Base Rate and (ii) the Applicable Alternate Base Rate Margin on each Monthly Payment Date both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in SECTION 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

         Each payment hereunder shall be made to Lender at Lender's Office in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

         Lender shall use its best efforts to keep a record of payments of principal and interest received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

         The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL LAWS THEREOF.

         This Note amends, restates, replaces and supercedes each of the following promissory notes previously issued by the undersigned to the order of
Lender: (i) the Term Loan A Note; (ii) the Term Loan B Note; and (iii) that certain Commercial Promissory Note dated June 7, 2000 in the original principal amount of $14,750,000.

                              SVI HOLDINGS, INC.,
                              a Nevada corporation


                              By:  /S/ David L. Reese
                                 -----------------------------------------------
                                       David L. Reese
                                       Chief Financial Officer

                              SCHEDULE OF PAYMENTS


   Date          Interest         Amount of          Unpaid            Notation
                 Payment          Principal         Principal          Made by
                                   Paid             Balance
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                      -3-